UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 5, 2007

Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

0-25060	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

309 North Fifth Street Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 9, 2007, Supertel Hospitality, Inc. filed a current report on Form 8-K to report on the acquisition on January 5, 2007 of five hotels from Motels of America LLC. This amendment is filed to provide the required financial statements and pro forma financial information for the five hotels acquired from Motels of America LLC.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited combined financial statements for the year ended February 28, 2006 for the five hotels acquired from Motels of America LLC are included as Exhibit 99.1 to this report and incorporated herein by reference. The unaudited combined financial statements for the nine months ended November 30, 2006 for the five hotels acquired from Motels of America LLC are included as Exhibit 99.2 to this report and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information on the acquisition of the five hotels from Motels of America LLC is included along with other information as Exhibit 99.3 to this report and incorporated herein by reference.

(c)	Exhibits.

23.1	Consent of KPMG LLP

99.1	Audited combined financial statements for the year ended February 28, 2006 for the five hotels acquired from Motels of America LLC.

99.2	Unaudited combined financial statements for the nine months ended November 30, 2006 for the five hotels acquired from Motels of America LLC.

99.3	Pro forma financial information giving effect to acquisitions and stock issuance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertel Hospitality, Inc.

Date:	March 7, 2007	By:	/s/ Donavon A. Heimes
Name: Donavon A. Heimes
Title: Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of KPMG LLP

99.1	Audited combined financial statements for the year ended February 28, 2006 for the five hotels acquired from Motels of America LLC.

99.2	Unaudited combined financial statements for the nine months ended November 30, 2006 for the five hotels acquired from Motels of America LLC.

99.3	Pro forma financial information gives effect to acquisitions and stock issuance.